Summary Prospectus July 11, 2025

Tortoise Global Water Fund
New York Stock Exchange: TBLU

Before you invest, you may want to review Tortoise Global Water Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks. The current Statutory Prospectus and Statement of Additional Information dated July 11, 2025, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, Statement of Additional Information, reports to shareholders and other information about the Fund online at https://etp.tortoisecapital.com/funds/tortoise-global-water-fund/#literature. You can also get this information at no cost by calling the Fund (toll-free) at 855-TCA-FUND (855-994-4437) or by sending an e-mail request to info@tortoisecapital.com.

Investment Objective

Tortoise Global Water Fund, a series of Tortoise Capital Series Trust (the “Fund”), seeks investment results that correspond (before fees and expenses) generally to the price and distribution rate (total return) performance of the Tortoise Global Water Net Total Return IndexSM (the “Underlying Index” or the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees
(fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)
Management Fees	0.40%
Distribution and Service (Rule 12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.40%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$41	$129	$225	$506

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account at the shareholder level. These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Fund’s performance. Because the Fund is newly offered, portfolio turnover information is not available. During the most recent fiscal year ended November 30, 2024, Tortoise Global Water ESG Fund (“TBLU” or the “Predecessor Fund”) had a portfolio turnover rate of 55%.

Principal Investment Strategies

The Fund is a series of Tortoise Capital Series Trust (the “Trust”) and is regulated as an “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is an exchange-traded fund (“ETF”) and employs a “passive management” — or indexing — investment approach designed to track the performance of the Underlying Index. The Underlying Index is a proprietary rules-based, modified market capitalization weighted, float adjusted index comprised of companies that are materially engaged in the water infrastructure or

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water management industries, and are listed and traded on global developed market exchanges. The Fund will normally invest at least 80% of its assets, plus the amount of any borrowings for investment purposes, in the types of securities suggested by its name (i.e., securities of Water Companies). The Fund expects to invest primarily in common stocks and depository receipts of Water Companies that comprise the Underlying Index. American depositary receipts (“ADRs”) are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country. The Fund may also invest in Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and International Depositary Receipts (“IDRs”) (collectively, with ADRs, GDRs and EDRs, “Depositary Receipts”). A Water Company is a company that (i) derives at least 50% of revenues from the Water Industries (as defined below); or (ii) derives at least 40% of its revenues from the Water Industries, is ranked in the top five companies by total revenue derived from any one of the Water Sub-Industries, and whose principal source of revenue comes from the Water Industries.

The Underlying Index is comprised of companies operating in one of two primary water-related industries: water infrastructure or water equipment and/or services (the “Water Industries”). Water infrastructure companies are those whose principal business is providing public water distribution or supporting/enhancing water distribution infrastructure via engineering, construction and/or consulting. Water infrastructure is comprised of two sub-industries: utilities and engineering & construction. Water equipment and/or services companies are those whose principal business is producing water equipment, such as pipes, valves, pumps and water efficiency products, or providing water services, such as filtration, treatment, and testing of water. Water equipment and/or services companies often provide technologies or products that manage or facilitate the management of water distribution and usage, including the fields of water efficiency, water treatment, and irrigation. Water equipment and/or services is comprised of two sub-industries: pipes, pumps & valves and filtration, treatment & testing (together with utilities and engineering & construction, the “Water Sub-Industries”).

To be included in the Underlying Index, a company must be a Water Company that is listed on a developed country stock exchange. Tortoise Capital Advisors, L.L.C. (the “Adviser”), the Fund’s investment adviser, considers Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States to be developed countries. Under normal market conditions, the Fund anticipates investing at least 40% of its assets in companies organized in multiple countries outside of the United States, in companies whose principal listing exchange is outside the United States, or in companies doing a substantial amount of business outside the United States. The Underlying Index may include small and medium capitalization companies. Eligible constituents must also have minimum capitalization and liquidity criteria.

Under normal conditions, the Fund generally will invest in substantially all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index; however, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index or utilize various combinations of other available investment techniques in seeking performance that corresponds to the performance of the Underlying Index. The Fund may invest up to 20% of its assets in cash and cash equivalents, other investment companies, as well as in securities and other instruments not included in the Underlying Index but which the Sub-Adviser believes will help the Fund track the Underlying Index. The Fund may invest in other investment companies to the extent permitted by the 1940 Act.

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As of June 20, 2025, the date of the last quarterly rebalance, the Underlying Index was comprised of 43 constituents. The Underlying Index will rebalance quarterly in March, June, September and December. No constituents will be added to the Underlying Index between rebalance dates. Constituents are reviewed annually, at the March rebalance, to determine whether they continue to meet the definition of a Water Company under the Underlying Index methodology. Constituents in the Underlying Index may be deleted from the Underlying Index due to corporate events such as mergers, acquisitions, bankruptcies, takeovers, or delistings. Underlying Index constituent changes and updates as well as any changes to the methodology will be posted to https://tortoisecapital.com/. The Underlying Index was established in 2018 and is owned by the Adviser or an affliate. The Adviser (also referred to herein as the “Index Provider”) provides the Underlying Index for use by the Fund at no cost to the Fund.

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index concentrates in an industry or group of industries. The Underlying Index and the Fund will be concentrated in the Water Industries. The Fund is a non-diversified fund.

Principal Risks

Risk is inherent in all investing, and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

General Market Risk.    The Fund is subject to the risk that it will not achieve its investment objective and that the value of an investment in its securities could decline substantially and cause you to lose some or all of your investment. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities in the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Water Industry Risk.    Any adverse developments in the Water Industries may significantly affect the value of the shares of the fund. Companies in these industries are subject to environmental considerations, taxes, government regulation, price and supply fluctuations, competition and water conservation influences.

Depository Receipt Risk.    Investing in Depository Receipts may be subject to certain risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks. Depository Receipts may be less liquid than the underlying shares in the primary trading market. Depository Receipts may not track the price of their underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the depository receipts.

Concentration Risk.    Because the Fund’s assets will be concentrated in the Water Industries, the Fund is subject to loss due to adverse occurrences that may affect those industries. The Fund’s focus in these industries presents more risk than if it were broadly diversified over numerous industries and sectors of the economy. An inherent risk associated with any investment focus is that the Fund may be adversely affected if a small number of its investments perform poorly.

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Equity Securities Risk.    Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of water companies in particular, or a particular company.

Non-U.S. Securities Risk.    Investments in securities of non-U.S. issuers involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks relating to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risks, and market practices, as well as fluctuations in foreign currencies.

Mid-Cap and Small-Cap Companies Risk.    Companies defined as small and mid-cap securities may involve greater risk than is normally associated with large cap companies, and as a result may be more volatile and less liquid than the securities of large-cap companies, and may have returns that vary substantially from the overall securities markets.

Investment Company Risk.    The Fund may be subject to increased expenses and reduced performance as a result of its investments in other investment companies. When investing in other investment companies, the Fund bears its pro rata share of the other investment company’s fees and expenses including the duplication of advisory and other fees and expenses. The resulting increase to the Fund’s expenses will reduce its performance.

Liquidity Risk.    The Fund may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular securities at an advantageous price or in a timely manner. Illiquid or restricted securities cannot be sold immediately because of statutory and contractual restrictions on resale.

Passive Investment Risk.    The Fund is not actively managed and therefore the Fund generally will not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Underlying Index or the selling of the security is otherwise required upon a rebalancing of the Underlying Index.

Tracking Error Risk.    There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. The Fund’s return may not match the return of its Underlying Index for a number of reasons, including differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. Consequently, the performance of the Fund may diverge from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions, or due to delays of the Fund in purchasing and selling securities. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

Non-Diversification Risk.    The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investments in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Absence of Active Trading Market Risk.    Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

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Shares May Trade at Prices Different than NAV Per Share.    Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares of the Fund may result in shares trading at a significant premium or discount to NAV. If a shareholder purchases shares when the market price is at a premium to the NAV or sells shares when the market price is at a discount to the NAV, the shareholder may sustain losses.

Trading Risks.    The Fund faces numerous trading risks, including disruption in the creation/redemption process of the Fund and losses from trading in the secondary markets. Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons or due to extraordinary market volatility pursuant to “circuit breaker” rules on the Exchange or market. Additionally, an exchange or market may also close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Legal and Regulatory Change Risks.    The regulatory environment for investment companies is evolving, and changes in regulation may adversely affect the value of the Fund’s investments and its ability to pursue its trading strategy. The effect of any future regulatory change on the Fund could be substantial and adverse.

Methodology Risks.    The Index Provider relies on various sources of information to assess the criteria of issuers included in the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Index Provider can offer assurances that the Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or that the included issuers will provide the Fund with the market exposure it seeks.

Performance History

On June 26, 2025, the shareholders of the Predecessor Fund approved an Agreement and Plan of Reorganization (the “Plan”) providing for the acquisition of all of the assets of the Predecessor Fund, a series of Managed Portfolio Series Trust, by the Fund, a series of Tortoise Capital Series Trust (the “Reorganization”). As a result of the Reorganization, the Fund has assumed the financial and performance history of the Predecessor Fund.

The accompanying bar chart and table provide some indication of the risks of investing in the Predecessor Fund. The bar charts show the Predecessor Fund’s performance for the calendar years ended December 31. The table illustrates how the Predecessor Fund’s average annual returns for the 1-year, 5-year and since-inception periods compared with a broad measure of market performance and the Underlying Index. Prior to June 15, 2018, the Predecessor Fund tracked a different underlying index. Performance shown prior to June 15, 2018 represents the performance of the Fund before the index change. The Underlying Index methodology will be modified to remove ESG screening criteria following the Reorganization and the Underlying Index will be rebalanced at the next regular rebalancing date to reflect these changes. The Predecessor Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund adopted the financial statements and the performance history of the Predecessor Fund. Updated performance information is also available on the Fund’s website at www.tortoisecapital.com or by calling toll-free (855) 994-4437.

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TBLU Calendar Year Total Returns as of 12/31(1)

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(1)     TBLU’s calendar year-to-date total return based on net asset value for the period January 1, 2025 to June 30, 2025 was 12.88%.

During the periods shown in the chart above:

Best Quarter		Worst Quarter
16.06%	December 31, 2023	-20.44%	March 31, 2020
Average Annual Total Returns for the Periods Ended December 31, 2024
	1 Year	5 Years	Since Inception (February 14, 2017)
Return Before Taxes (based on “NAV”)	9.19%	8.04%	10.10%
Return After Taxes on Distributions	8.84%	7.66%	9.71%
Return After Taxes on Distributions and Sale of Fund Shares	5.68%	6.31%	8.15%
Index Performance
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	14.39%
Tortoise Global Water Net Total Return IndexSM(1)	9.53%	8.27%	10.71%

(1)     The Tortoise Global Water Net Total IndexSM (formerly known as Tortoise Global Water ESG Net Total Return Index) is a float-adjusted, capitalization weighted index of companies that are materially engaged in the water infrastructure or water management industries.

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement.

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Investment Adviser and Investment Sub-Adviser

Tortoise Capital Advisors, L.L.C. (the “Adviser”)

Exchange Traded Concepts, LLC (“ETC” or the “Sub-Adviser”)

Portfolio Managers

The Fund is managed by the Sub-Adviser’s portfolio management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Andrew Serowik, Gabriel Tan, CFA, Todd Alberico and Brian Cooper, all of whom share responsibility for such investment management and have each served as portfolio manager to the Fund (including the Predecessor Fund) since June 2023.

Purchase and Sale of Shares

The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in blocks of shares known as “Creation Units.” ETF Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the relevant benchmark index. The Fund intends to effect redemptions for a combination of cash and in-kind securities. Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on the New York Stock Exchange (the “Exchange”). The price of the Fund’s shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, the Fund’s shares may trade at a price greater than NAV (premium) or less than NAV (discount). Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares of the Fund in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.tortoisecapital.com.

Tax Information

Distributions made by the Fund may be taxable as ordinary income, or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement generally will be taxable to you as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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